UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22092
Oppenheimer Global Value Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/29/2011

Item 1. Reports to Stockholders.

April 30, 2011

Oppenheimer

Global Value Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview With Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Griffon Corp.	4.0%
Assured Guaranty Ltd.	3.8
Cablevision Systems Corp. New York Group, Cl. A	3.5
Bank of America Corp.	3.1
Citigroup, Inc.	3.0
Federal-Mogul Corp.	2.6
Rogers Communications, Inc., Cl. B	2.6
Gannett Co., Inc.	2.5
Forest City Enterprises, Inc., Cl. A	2.5
MasterCard, Inc., Cl. A	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2011, and are based on net assets.

Top Ten Geographical Holdings

United States	61.6%
Japan	11.5
United Kingdom	8.4
Bermuda	4.6
Canada	4.6
Switzerland	2.5
Germany	2.4
France	2.0
Poland	1.6
Hong Kong	0.6
Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2011, and are based on the total market value of investments.
6 | OPPENHEIMER GLOBAL VALUE FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2011, and are based on the total market value of investments.
7 | OPPENHEIMER GLOBAL VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended April 29, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. Oppenheimer Global Value Fund’s Class A shares (without sales charge) gained 20.70% during the reporting period, outperforming the MSCI World Index (the “Index”), which gained 18.25%.
     The Fund’s strongest performing sectors were information technology, consumer discretionary and health care. Information technology holdings that benefited performance included Wirecard AG, Blinkx plc and QUALCOMM, Inc. Wirecard provides payment processing, card issuing and risk management services to over 10,000 corporate customers worldwide. The Fund established a position in Blinkx towards the end of 2010. This U.K.-based company is engaged in the provision of video search and advertising services on the Internet. While held during the period, this holding produced solid results. QUALCOMM, a leader in wireless communication technology, benefited from continued strength in demand for smartphones.
     In consumer discretionary, overweight positions in integrated media company Fisher Communications, Inc. and auto parts and equipment holding Tenneco, Inc. drove the Fund’s outperformance. Both of these holdings generated high total returns for the Fund during the period. Other positive contributors within this sector included Federal-Mogul Corp., which is another auto parts and equipment company, Bayerische Motoren Werke (BMW) AG, and Cablevision Systems Corp., which was the Fund’s third largest equity holding at period end. We exited our position in BMW.
     The Fund’s outperformance in health care was driven by overweight positions in biotechnology companies Genzyme Corp. and ImmunoGen, Inc. Genzyme’s stock rallied amid news that Sanofi-Aventis would acquire the company, an acquisition that was completed in April of 2011. The Fund exited its positions in both stocks in early 2011 and locked in gains.
     The most significant underperformers for the Fund during the period were industrials and energy. The Fund underperformed within industrials as a result of weaker relative stock selection, as overweight positions in Griffon Corp. and Circor International, Inc., which we exited, produced negative returns for the Fund. Griffon is a diversified management and holding company that owns subsidiaries in such areas as building materials, plastics and

1.   The Fund’s returns and expense ratios have been calculated through April 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2011.
8 | OPPENHEIMER GLOBAL VALUE FUND

landscape products. Despite a rough reporting period due to adverse market conditions in industries in which Griffon’s subsidiaries operate, Griffon remained at period end the Fund’s largest holding.
     At period end, the Fund had its greatest exposure to the consumer discretionary, information technology and financials sectors, which together comprised approximately 72% of the Fund’s assets. The Fund continued to be diversified across a number of geographies. The United States, which accounted for nearly 62% at period end, was the Fund’s largest country allocation. Relative to the Index, U.S. holdings contributed the most to the Fund’s outperformance during the period. The next largest country allocations were Japan and the U.K., which represented approximately 11.5% and 8.4% of the Fund’s assets at period end, respectively. Both country allocations also contributed significantly to the Fund’s relative outperformance versus the Index.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until April 29, 2011. In the case of all Classes, performance is measured from inception of each Class of shares on October 1, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI World Index, an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.
9 | OPPENHEIMER GLOBAL VALUE FUND

FUND PERFORMANCE DISCUSSION
 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
10 | OPPENHEIMER GLOBAL VALUE FUND

  Class C Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. See page 14 for further information.

1.   The Fund’s returns and expense ratios have been calculated through April 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2011.
11 | OPPENHEIMER GLOBAL VALUE FUND

FUND PERFORMANCE DISCUSSION
 Class N Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER GLOBAL VALUE FUND

   Class Y Shares
   Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. See page 14 for further information.

1.   The Fund’s returns and expense ratios have been calculated through April 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2011.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund incepted on 10/1/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class C shares of the Fund incepted on 10/1/07. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund incepted on 10/1/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund incepted on 10/1/07. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER GLOBAL VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER GLOBAL VALUE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	November 1, 2010	April 29, 2011	April 29, 2011

Actual
Class A	$1,000.00	$1,180.90	$7.55
Class C	1,000.00	1,176.10	11.59
Class N	1,000.00	1,179.40	8.90
Class Y	1,000.00	1,182.90	5.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.75	6.99
Class C	1,000.00	1,014.05	10.73
Class N	1,000.00	1,016.52	8.24
Class Y	1,000.00	1,019.48	5.24
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.40%
Class C	2.15
Class N	1.65
Class Y	1.05
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS April 29, 2011*

	Shares	Value

Common Stocks—98.6%
Consumer Discretionary—28.2%
Auto Components—4.5%
Federal-Mogul Corp.[1]	41,242	$1,092,913
Tenneco, Inc.[1]	16,607	767,409

		1,860,322

Distributors—1.2%
Inchcape plc[1]	80,508	490,030
Hotels, Restaurants & Leisure—3.4%
International Speedway Corp., Cl. A	26,376	807,106
Peet’s Coffee & Tea, Inc.[1]	7,743	359,895
Sonesta International Hotels Corp., Cl. A	12,225	235,331

		1,402,332

Internet & Catalog Retail—1.4%
Rakuten, Inc.	643	597,554
Leisure Equipment & Products—0.7%
Tamron Co. Ltd.	13,000	285,833
Media—14.9%
Belo Corp., Cl. A1	84,740	716,053
Cablevision Systems Corp. New York Group, Cl. A	41,815	1,473,142
Fisher Communications, Inc.[1]	25,419	768,925
Gannett Co., Inc.	70,280	1,058,417
Madison Square Garden, Inc., Cl. A1	22,840	624,674
Media General, Inc., Cl. A1	130,640	704,150
Vivendi SA	27,164	852,358

		6,197,719

Specialty Retail—1.3%
Topps Tiles plc	454,665	554,395
Textiles, Apparel & Luxury Goods—0.8%
Bijou Brigitte Modische Accessoires AG	2,373	339,879
Consumer Staples—3.0%
Beverages—1.6%
Diageo plc	32,845	668,224
Food Products—1.4%
Viterra, Inc.	47,971	576,473
Energy—0.7%
Oil, Gas & Consumable Fuels—0.7%
Questerre Energy Corp.[1]	267,604	308,290
Financials—19.9%
Capital Markets—3.2%
Credit Suisse Group AG	14,549	661,181
Legg Mason, Inc.	6,790	252,249
UBS AG1	20,782	415,400

		1,328,830

Commercial Banks—0.3%
National Bank of Greece SA1	13,606	106,050
Diversified Financial Services—7.1%
Bank of America Corp.	103,973	1,276,788
Citigroup, Inc.[1]	273,903	1,257,215
Guoco Group Ltd.	31,875	400,785

		2,934,788

Insurance—5.5%
Assured Guaranty Ltd.	92,473	1,572,041
Dai-ichi Life Insurance Co.	115	189,868
MBIA, Inc.[1]	52,000	536,640

		2,298,549

Real Estate Management & Development—3.8%
Forest City Enterprises, Inc., Cl. A1	53,911	1,035,630
Henderson Land Development Co. Ltd.	37,712	258,090
Mitsui Fudosan Co. Ltd.	17,670	307,498

		1,601,218
17 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care—5.0%
Biotechnology—2.9%
Gilead Sciences, Inc.[1]	10,401	$403,975
Momenta Pharmaceuticals, Inc.[1]	42,204	796,389

		1,200,364

Pharmaceuticals—2.1%
Allergan, Inc.	5,333	424,293
Santen Pharmaceutical Co. Ltd.	11,800	457,114

		881,407

Industrials—7.9%
Aerospace & Defense—1.7%
Curtiss-Wright Corp.	21,640	719,530
Building Products—5.3%
Griffon Corp.[1]	131,866	1,679,973
USG Corp.[1]	33,860	522,121

		2,202,094

Commercial Services & Supplies—0.7%
Secom Co. Ltd.	5,450	270,957
Machinery—0.2%
Fanuc Ltd.	598	100,011
Information Technology—23.4%
Communications Equipment—1.3%
QUALCOMM, Inc.	9,325	530,033
Computers & Peripherals—1.2%
ADPT Corp.[1]	173,990	497,611
Electronic Equipment & Instruments—2.8%
Hirose Electric Co.	5,850	609,931
Hoya Corp.	18,500	398,672
Omron Corp.	5,200	143,023

		1,151,626

Internet Software & Services—8.9%
Blinkx plc[1]	410,864	928,198
eBay, Inc.[1]	25,008	860,275
Google, Inc., Cl. A1	1,400	761,740
Gree, Inc.	30,400	625,579
So-net Entertainment Corp.	145	544,320

		3,720,112

IT Services—4.1%
MasterCard, Inc., Cl. A	3,720	1,026,311
Wirecard AG	35,594	672,445

		1,698,756

Office Electronics—0.8%
Canon, Inc.	7,585	358,021
Software—4.3%
Adobe Systems, Inc.[1]	14,900	499,895
Autonomy Corp. plc[1]	24,256	652,304
TiVo, Inc.[1]	65,469	626,538

		1,778,737

Materials—1.1%
Chemicals—1.1%
Ferro Corp.[1]	31,860	477,900
Telecommunication Services—9.4%
Diversified Telecommunication Services—2.3%
Jazztel plc[1]	47,853	292,724
Netia SA1	335,340	666,969

		959,693

Wireless Telecommunication Services—7.1%
Rogers Communications, Inc., Cl. B	28,665	1,084,916
Sprint Nextel Corp.[1]	169,763	879,372
Telephone & Data Systems, Inc.	29,481	989,382

		2,953,670

Total Common Stocks (Cost $38,132,230)		41,051,008
18 | OPPENHEIMER GLOBAL VALUE FUND

	Shares	Value

Investment Company—3.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[2,3] (Cost $1,590,408)	1,590,408	$1,590,408
Total Investments, at Value (Cost $39,722,638)	102.4%	42,641,416
Liabilities in Excess of Other Assets	(2.4)	(1,015,464)

Net Assets	100.0%	$41,625,952

Footnotes to Statement of Investments

*	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of April 29, 2011.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 29, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2010	Additions	Reductions	April 29, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	34,241	24,752,476	23,196,309	1,590,408

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$1,590,408	$ 924
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
19 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 29, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,844,677	$883,387	$—	$11,728,064
Consumer Staples	1,244,697	—	—	1,244,697
Energy	308,290	—	—	308,290
Financials	7,666,019	603,416	—	8,269,435
Health Care	1,624,657	457,114	—	2,081,771
Industrials	2,921,624	370,968	—	3,292,592
Information Technology	7,599,670	2,135,226	—	9,734,896
Materials	477,900	—	—	477,900
Telecommunication Services	3,913,363	—	—	3,913,363
Investment Company	1,590,408	—	—	1,590,408

Total Investments, at Value	38,191,305	4,450,111	—	42,641,416
Other Financial Instruments:
Foreign currency exchange contracts	—	8,612	—	8,612

Total Assets	$38,191,305	$4,458,723	$—	$42,650,028

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(90,502)	$—	$(90,502)

Total Liabilities	$—	$(90,502)	$—	$(90,502)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out of	Transfers into	Transfers out of
	Level 1*	Level 1**	Level 2**	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$156,999	$(57,743)	$57,743	$(156,999)
Information Technology	—	(32,416)	32,416	—

Total Assets	$156,999	$(90,159)	$90,159	$(156,999)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
20 | OPPENHEIMER GLOBAL VALUE FUND

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$26,252,283	61.6%
Japan	4,888,381	11.5
United Kingdom	3,585,875	8.4
Bermuda	1,972,826	4.6
Canada	1,969,679	4.6
Switzerland	1,076,581	2.5
Germany	1,012,324	2.4
France	852,358	2.0
Poland	666,969	1.6
Hong Kong	258,090	0.6
Greece	106,050	0.2

Total	$42,641,416	100.0%

Foreign Currency Exchange Contracts as of April 29, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Barclay’s Capital
Japanese Yen (JPY)	Sell	8,600	JPY	5/24/11-8/29/11	$106,080	$—	$5,732
Brown Brothers Harriman:
Euro (EUR)	Sell	67	EUR	5/2/11	99,673	43	—
Japanese Yen (JPY)	Buy	41,388	JPY	5/2/11-5/9/11	510,247	3,253	—
Swiss Franc (CHF)	Buy	91	CHF	5/3/11	105,072	974	—

						4,270	—
Deutsche Bank
Japanese Yen (JPY)	Sell	11,500	JPY	10/21/11	141,953	—	2,290
Deutsche Triton
Euro (EUR)	Sell	457	EUR	7/11/11	675,486	—	82,480
JP Morgan Chase
British Pound Sterling (GBP)	Buy	192	GBP	5/3/11	320,234	4,342	—

Total unrealized appreciation and depreciation						$8,612	$90,502

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $38,132,230)	$41,051,008
Affiliated companies (cost $1,590,408)	1,590,408

42,641,416
Cash	1,136
Unrealized appreciation on foreign currency exchange contracts	8,612
Receivables and other assets:
Shares of beneficial interest sold	910,177
Investments sold	99,673
Dividends	33,110
Other	4,352

Total assets	43,698,476

Liabilities
Unrealized depreciation on foreign currency exchange contracts	90,502
Payables and other liabilities:
Investments purchased	1,843,340
Shares of beneficial interest redeemed	79,979
Distribution and service plan fees	8,145
Transfer and shareholder servicing agent fees	3,306
Shareholder communications	2,355
Trustees’ compensation	39
Other	44,858

Total liabilities	2,072,524

Net Assets	$41,625,952

Composition of Net Assets
Par value of shares of beneficial interest	$1,319
Additional paid-in capital	39,174,117
Accumulated net investment income	65,989
Accumulated net realized loss on investments and foreign currency transactions	(444,804)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,829,331

Net Assets	$41,625,952

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
22 | OPPENHEIMER GLOBAL VALUE FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $32,943,923 and 1,042,511 shares of beneficial interest outstanding)	$31.60
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$33.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,824,064 and 122,315 shares of beneficial interest outstanding)	$31.26

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $610,180 and 19,416 shares of beneficial interest outstanding)	$31.43

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,247,785 and 134,356 shares of beneficial interest outstanding)	$31.62
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 29, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,894)	$86,154
Affiliated companies	924
Interest	7

Total investment income	87,085

Expenses
Management fees	83,104
Distribution and service plan fees:
Class A	17,855
Class B2	199
Class C	7,273
Class N	653
Transfer and shareholder servicing agent fees:
Class A	8,809
Class C	1,932
Class N	229
Class Y	484
Shareholder communications:
Class A	11,338
Class B2	106
Class C	1,919
Class N	1,918
Class Y	1,920
Legal, auditing and other professional fees	40,648
Custodian fees and expenses	3,142
Administration service fees	1,500
Trustees’ compensation	64
Other	6,980

Total expenses	190,073
Less waivers and reimbursements of expenses	(39,248)

Net expenses	150,825

Net Investment Loss	(63,740)
24 | OPPENHEIMER GLOBAL VALUE FUND

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	$518,042
Foreign currency transactions	546

Net realized gain	518,588
Net change in unrealized appreciation/depreciation on:
Investments	1,646,543
Translation of assets and liabilities denominated in foreign currencies	536,366

Net change in unrealized appreciation/depreciation	2,182,909

Net Increase in Net Assets Resulting from Operations	$2,637,757

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 29, 2011[1]	April 30, 2010

Operations
Net investment loss	$(63,740)	$(1,329)
Net realized gain	518,588	386,461
Net change in unrealized appreciation/depreciation	2,182,909	662,155

Net increase in net assets resulting from operations	2,637,757	1,047,287

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(14,578)
Class B2	—	(83)
Class C	—	(83)
Class N	—	(225)
Class Y	—	(396)

	—	(15,365)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	28,504,606	19,404
Class B2	(44,999)	—
Class C	3,578,746	—
Class N	532,834	—
Class Y	3,984,766	—

	36,555,953	19,404

Net Assets
Total increase	39,193,710	1,051,326
Beginning of period	2,432,242	1,380,916

End of period (including accumulated net investment income (loss) of $65,989 and $(11,506), respectively)	$41,625,952	$2,432,242

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2011 [1]	2010	2009	2008 [2]

Per Share Operating Data
Net asset value, beginning of period	$26.18	$15.03	$23.93	$30.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(.16)	(.01)	.21	.14
Net realized and unrealized gain (loss)	5.58	11.33	(8.69)	(5.93)

Total from investment operations	5.42	11.32	(8.48)	(5.79)

Divdends and/or distributions to shareholders:
Dividends from net investment income	—	(.17)	(.34)	(.28)
Tax return of capital distribution	—	—	(.08)	—

Total dividends and/or distributions to shareholders	—	(.17)	(.42)	(.28)

Net asset value, end of period	$31.60	$26.18	$15.03	$23.93

Total Return, at Net Asset Value[4]	20.70%	75.50%	(35.21)%	(19.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,944	$2,255	$1,279	$1,891

Average net assets (in thousands)	$8,939	$1,801	$1,391	$1,730

Ratios to average net assets:[5]
Net investment income (loss)	(0.57)%	(0.04)%	1.23%	0.93%
Total expenses[6]	1.73%	3.95%	6.11%	3.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.40%	1.40%	1.39%

Portfolio turnover rate	37%	85%	114%	74%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	3.95%
Year Ended April 30, 2009	6.11%
Period Ended April 30, 2008	3.64%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended April 30,	2011 [1]	2010	2009	2008 [2]

Per Share Operating Data
Net asset value, beginning of period	$26.11	$15.01	$23.87	$30.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(.37)	(.17)	.08	.01
Net realized and unrealized gain (loss)	5.52	11.32	(8.64)	(5.91)

Total from investment operations	5.15	11.15	(8.56)	(5.90)

Divdends and/or distributions to shareholders:
Dividends from net investment income	—	(.05)	(.24)	(.23)
Tax return of capital distribution	—	—	(.06)	—

Total dividends and/or distributions to shareholders	—	(.05)	(.30)	(.23)

Net asset value, end of period	$31.26	$26.11	$15.01	$23.87

Total Return, at Net Asset Value[4]	19.73%	74.33%	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,824	$44	$26	$41

Average net assets (in thousands)	$745	$36	$29	$43

Ratios to average net assets:[5]
Net investment income (loss)	(1.26)%	(0.79)%	0.50%	0.09%
Total expenses[6]	2.63%	9.28%	22.47%	6.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.15%	2.15%	2.14%

Portfolio turnover rate	37%	85%	114%	74%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 29, 2011	2.63%
Year Ended April 30, 2010	9.28%
Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER GLOBAL VALUE FUND

Class N Year Ended April 30,	2011 [1]	2010	2009	2008 [2]

Per Share Operating Data
Net asset value, beginning of period	$26.11	$15.00	$23.91	$30.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(.22)	(.06)	.17	.09
Net realized and unrealized gain (loss)	5.54	11.30	(8.68)	(5.91)

Total from investment operations	5.32	11.24	(8.51)	(5.82)

Divdends and/or distributions to shareholders:
Dividends from net investment income	—	(.13)	(.33)	(.27)
Tax return of capital distribution	—	—	(.07)	—

Total dividends and/or distributions to shareholders	—	(.13)	(.40)	(.27)

Net asset value, end of period	$31.43	$26.11	$15.00	$23.91

Total Return, at Net Asset Value[4]	20.38%	75.09%	(35.37)%	(19.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$610	$44	$25	$41

Average net assets (in thousands)	$150	$36	$29	$43

Ratios to average net assets:[5]
Net investment income (loss)	(0.78)%	(0.29)%	1.00%	0.59%
Total expenses[6]	3.21%	8.78%	21.94%	6.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.64%

Portfolio turnover rate	37%	85%	114%	74%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 29, 2011	3.21%
Year Ended April 30, 2010	8.78%
Year Ended April 30, 2009	21.94%
Period Ended April 30, 2008	6.42%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended April 30,	2011 [1]	2010	2009	2008 [2]

Per Share Operating Data
Net asset value, beginning of period	$26.11	$14.97	$23.95	$30.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(.08)	.06	.27	.17
Net realized and unrealized gain (loss)	5.59	11.31	(8.72)	(5.91)

Total from investment operations	5.51	11.37	(8.45)	(5.74)

Divdends and/or distributions to shareholders:
Dividends from net investment income	—	(.23)	(.43)	(.31)
Tax return of capital distribution	—	—	(.10)	—

Total dividends and/or distributions to shareholders	—	(.23)	(.53)	(.31)

Net asset value, end of period	$31.62	$26.11	$14.97	$23.95

Total Return, at Net Asset Value[4]	21.11%	76.23%	(35.00)%	(19.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,248	$45	$25	$41

Average net assets (in thousands)	$637	$36	$29	$43

Ratios to average net assets:[5]
Net investment income (loss)	(0.28)%	0.31%	1.60%	1.19%
Total expenses[6]	1.58%	8.53%	21.62%	6.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	37%	85%	114%	74%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 29, 2011	1.58%
Year Ended April 30, 2010	8.53%
Year Ended April 30, 2009	21.62%
Period Ended April 30, 2008	6.24%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Value Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class C, Class N and Class Y shares and previously offered Class B shares. All Class B shares were converted to Class A shares on November 16, 2010, and the Fund no longer offers Class B shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since April 29, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
31 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies
32 | OPPENHEIMER GLOBAL VALUE FUND

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
33 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$197,131	$548,564	$2,801,961

1.	As of April 29, 2011, the Fund had $478,636 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 29, 2011, details of the capital loss carryforward were as follows:

Expiring

2017	$478,636
These losses, are subject to loss limitation rules resulting from a 12/31/2010 ownership change. These limitations generally reduce the utilization of these losses to a maximum of $195,884 per year.

2.	The Fund had $69,928 of post-October foreign currency losses which were deferred.

3.	During the fiscal year ended April 29, 2011, the Fund utilized $245,791 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended April 30, 2010, the Fund utilized $62,862 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 29, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase to Accumulated
Increase to	to Accumulated	Net Realized Loss
Paid-in Capital	Net Investment Loss	on Investments[5]

$36,065	$141,235	$177,300

5.	$36,065, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
34 | OPPENHEIMER GLOBAL VALUE FUND

The tax character of distributions paid during the years ended April 29, 2011 and April 30, 2010 was as follows:

	Year Ended	Year Ended
	April 29, 2011	April 30, 2010

Distributions paid from:
Ordinary income	$—	$15,365
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$39,831,898
Federal tax cost of other investments	(87,642)

Total federal tax cost	$39,744,256

Gross unrealized appreciation	$3,427,605
Gross unrealized depreciation	(625,644)

Net unrealized appreciation	$2,801,961

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
35 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
36 | OPPENHEIMER GLOBAL VALUE FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 29, 2011		Year Ended April 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,095,750	$32,665,184	1,277	$26,850
Dividends and/or distributions reinvested	—	—	171	3,850
Redeemed	(139,350)	(4,160,578)	(450)	(11,296)

Net increase	956,400	$28,504,606	998	$19,404

Class B1
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,700)	(44,999)	—	—

Net decrease	(1,700)	$(44,999)	—	$—

Class C
Sold	130,137	$3,861,644	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(9,522)	(282,898)	—	—

Net increase	120,615	$3,578,746	—	$—

Class N
Sold	19,933	$599,479	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,217)	(66,645)	—	—

Net increase	17,716	$532,834	—	$—

Class Y
Sold	132,963	$3,994,482	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(307)	(9,716)	—	—

Net increase	132,656	$3,984,766	—	$—

1.	All Class B shares were converted to Class A shares on November 16, 2010. Class B shares are no longer offered.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$39,984,755	$4,199,357
37 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.80% of average net assets of the Fund.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 29, 2011, the Fund paid $8,099 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
38 | OPPENHEIMER GLOBAL VALUE FUND

The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class C	$12,198
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
		Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor

April 29, 2011	$19,788	$4,760	$168	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.40% for Class A shares, 2.15% for Class C shares, 1.65% for Class N shares and 1.05% for Class Y shares. During the year ended April 29, 2011, the Manager waived $29,174, $390, $3,451, $2,334 and $3,351 for Class A, Class B, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 29, 2011, the Manager waived fees and/or reimbursed the Fund $461 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended April 29, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$87
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and
39 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
40 | OPPENHEIMER GLOBAL VALUE FUND

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 29, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $8,612, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
41 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
As of April 29, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $90,502 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of April 29, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of April 29, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
Derivatives Not	Assets and		Assets and
Accounted for as	Liabilities		Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$8,612	Unrealized depreciation on foreign currency exchange contracts	$90,502
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted for as
Hedging Instruments	Foreign Currency Transactions

Foreign exchange contracts	$12,677

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives	Translation of Assets and
Not Accounted for as	Liabilities Denominated in
Hedging Instruments	Foreign Currencies

Foreign exchange contracts	$(81,890)
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
42 | OPPENHEIMER GLOBAL VALUE FUND

     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended April 29, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $183,632 and $677,866, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty,
43 | OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
44 | OPPENHEIMER GLOBAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Value Fund, including the statement of investments, as of April 29, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 1, 2007 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 29, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Value Fund as of April 29, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 1, 2007 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
June 16, 2011
45 | OPPENHEIMER GLOBAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 29, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $75,900 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
46 | OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
47 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
48 | OPPENHEIMER GLOBAL VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2007) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2007) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington
49 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2007) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2007) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Dishmon, Glavin, Gabinet, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Randall C. Dishmon, Vice President and Portfolio Manager (since 2007) Age: 45	Vice President of the Manager (since January 2005); Assistant Vice President and Senior Research Analyst of the Manager (June 2001-January 2005). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson
50 | OPPENHEIMER GLOBAL VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 52	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
51 | OPPENHEIMER GLOBAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
52 | OPPENHEIMER GLOBAL VALUE FUND

OPPENHEIMER GLOBAL VALUE FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP ©2011 OppenheimerFunds, Inc. All rights reserved.
53 | OPPENHEIMER GLOBAL VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
54 | OPPENHEIMER GLOBAL VALUE FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
55 | OPPENHEIMER GLOBAL VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2010 and fiscal 2011.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $287,900 in fiscal 2011 and $248,340 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for FIN 45 and Capital Accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $10,075 for fiscal 2011 and $11,141 for fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $297,975 in fiscal 2011 and $259,481 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	06/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	06/10/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	06/10/2011